SEMI ANNUAL REPORT

                               TEMPLETON VIETNAM
                         AND SOUTHEAST ASIA FUND, INC.

                               SEPTEMBER 30, 1998

                           [FRANKLIN TEMPLETON LOGO]


PAGE
[FRANKLIN TEMPLETON -- CELEBRATING OVER 50 YEARS GRAPHIC]


         Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

         In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds which are managed by many of the investment professionals he selected and trained.


[PICTURE OF J. MARK MOBIUS, PH.D.]
J. MARK MOBIUS, PH.D.
President
Templeton Vietnam and
Southeast Asia Fund, Inc.

Dr. Mobius, a German citizen, has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE
SHAREHOLDER LETTER

Your Fund's Objective: Templeton Vietnam and Southeast Asia Fund, Inc. seeks long-term capital appreciation by investing in the equity and debt securities of Region Country Issuers. Region Countries currently include Vietnam, China, Hong Kong, India, Indonesia, Malaysia, Myanmar, the Philippines, Singapore, South Korea, Taiwan, and Thailand. On April 23, 1998, shareholders approved a change in the Fund's name and investment policies. These changes are described in more detail later in this report. Before that date, the Fund's name was Templeton Vietnam Opportunities Fund, Inc.


Dear Shareholder:

This semiannual report of Templeton Vietnam and Southeast Asia Fund covers the six months ended September 30, 1998. As noted above, on April 23, 1998, shareholders approved changes to the Fund's name and investment policies. During the period under review, continued economic turmoil in Asian markets negatively impacted Vietnam's economy. To keep labor and export prices competitive, Vietnam, although somewhat insulated from the rest of Asia, devalued its currency in early 1998 and again in August. The second devaluation occurred as the country recorded annualized

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 11 of this report.


CONTENTS


Shareholder Letter ...............   1

Performance Summary ..............   8

Financial Highlights &
Statement of Investments .........  10

Financial Statements .............  15

Notes to Financial Statements ....  18


[FUND CATEGORY PYRAMID GRAPHIC]

PAGE
PORTFOLIO BREAKDOWN
Based on Total Net Assets
9/30/98

[PIE CHART GRAPHIC]

Equities  86.0%
Short-Term Investments & Other Net Assets  14.0%

economic growth of between 6% and 7%, appreciably less than the government's target rate of 9.0%.1 Within this environment, the Fund posted a -37.09% six-month cumulative total return in market-price terms, and -32.86% in terms of net asset value, as discussed in the Performance Summary on page 8.

During the reporting period, Asia's economic problems sent stock prices plummeting, which allowed us to purchase shares of several quality companies at what we considered deep discounts. On September 30, 1998, equity investments represented 86.0% of the Fund's total net assets, with the remaining 14.0% in short-term investments and other net assets. Vietnam was the Fund's largest country weighting, representing 24.9% of total net assets, followed by Thailand (21.2%) and Hong Kong (15.6%).

In recent years, Vietnam has financed its debt domestically. But, as the reporting period began, it finished restructuring its debt, allowing it to more easily tap sources of foreign capital. Although Vietnam moved a step closer to "Most Favored Nation" trade status with the U.S. during the six months under review, a detailed trade agreement has yet to be negotiated.

In July, Vietnam's Prime Minister approved the Decree on Securities Markets, which contains most of the regulations required for the 1999 opening of securities trading floors in Hanoi and Ho Chi Minh City. Although this was much later than originally scheduled, the Vietnamese government has taken steps to encourage more direct foreign investment and to allow existing investors greater freedom to restructure businesses. For example, it has attempted to ease the


1.  Source: Bloomberg.


2

PAGE
licensing process by simplifying and decentralizing the issuance of investment licenses. It has also tried to make it easier for foreign investors to convert existing joint ventures into completely foreign-owned companies.

In our opinion, the greatest economic risk facing Vietnam is the possibility of increased trade deficits and reduced levels of foreign direct investment. However, because Vietnam's credit markets are relatively undeveloped, the risk of credit contraction may not be as significant to Vietnam as to its neighbors. Although regional conditions could hurt Vietnam's economy, we draw encouragement from the fact that, during the six months under review, Vietnam was a growing country during a time of regional recession. We believe that easing of restrictions should help speed foreign investment in the country, and that implementation of a proposed visa-on-arrival process could increase business and tourist interest in Vietnam. In our opinion, Vietnam could benefit greatly from a recovery in Asia while remaining relatively insulated from the worst of the region's present crisis.

Please remember that this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you better understand our investment and management philosophy.

Investing in Vietnam and Southeast Asia involves special considerations including risks relating to direct investments, as well as the risks

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
9/30/98

[BAR GRAPH]

Vietnam                   24.9%*
Thailand                  21.2%
Hong Kong                 15.6%
Singapore                  9.5%
Malaysia                   4.3%
China                      4.2%
Philippines                3.2%
Other Countries            3.1%
Short-Term Investments
& Other Net Assets        14.0%

-----------
*These are direct investments made through companies domiciled in Hong Kong and Singapore.

                                                                               3

PAGE
 TOP 10 HOLDINGS
 9/30/98

 COMPANY,                                       % OF TOTAL
 INDUSTRY, COUNTRY                              NET ASSETS

 Mayfair Hanoi, Ltd., 30% equity
 interest owned through
 HEA Holdings Ltd.,
 Real Estate, Vietnam
 (direct investment)                              14.7%

 Indotel Ltd.,
 Leisure & Tourism, Vietnam
 (direct investment)                              10.2%

 Siam Cement Public Co. Ltd., fgn. & loc.,
 Building Materials &
 Components, Thailand                              5.3%

 Hutchison Whampoa Ltd.,
 Multi-Industry, Hong Kong*                        3.8%

 Sun Hung Kai Properties Ltd.,
 Real Estate, Hong Kong*                           3.6%

 China Resources Enterprises Ltd.,
 Multi-Industry, China                             3.6%

 Citic Pacific Ltd.,
 Multi-Industry, Hong Kong*                        3.1%

 Natsteel Ltd.,
 Metals & Mining, Singapore                        2.8%

 Rothmans Industries Ltd.,
 Beverages & Tobacco, Singapore                    2.4%

 Siam Makro Public Company Ltd., fgn.,
 Merchandising, Thailand                           1.9%


*Hong Kong reverted to the sovereignty of China on July 1, 1997.


associated with investing in an emerging market. These risks include adverse economic, social and political developments, the absence of an organized stock exchange in Vietnam, reduced liquidity of emerging markets, and greater currency volatility. Investing in emerging markets also means accepting a certain amount of market volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 939% in the last 15 years, but has suffered five declines of more than 20% during that time.(2) Investment in the Fund should be considered speculative.

Thank you for investing in Templeton Vietnam and Southeast Asia Fund. We appreciate your support, welcome your comments, and look forward to serving you in the future.

Sincerely,


/s/ J. Mark Mobius, Ph.D.
J. Mark Mobius, Ph.D.
President
Templeton Vietnam and Southeast Asia Fund, Inc.



2. Source: Bloomberg. Based on quarterly percentage price change over the 15 years ended September 30, 1998. Market returns are measured in Hong Kong dollars.


4

PAGE
RECENT CHANGES AFFECTING THE FUND'S OPERATIONS


CHANGE OF NAME AND INVESTMENT POLICIES. At the Annual Meeting of Shareholders convened on March 31, 1998 and adjourned on April 23, 1998, the shareholders of the Fund approved a proposal to change the name of the Fund from "Templeton Vietnam Opportunities Fund, Inc." to "Templeton Vietnam and Southeast Asia Fund, Inc." and to amend the Fund's investment policies to enable the Fund to invest more broadly in countries located in Southeast Asia, while continuing to focus its investment program, to the extent feasible, on Vietnam. These changes were implemented effective April 24, 1998.

The Fund's investment objective is long-term capital appreciation. As recently revised with the approval of shareholders, the Fund's investment policies, under normal market conditions, are to invest at least 65 percent of its assets in equity and debt securities of companies (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian countries (the "Region Countries"); (ii) for which the principal equity securities trading market is a Region Country; or (iii) that derive at least 50 percent of their revenues or profits from goods produced or sold, investments made, or services performed in a Region Country, or have at least 50 percent of their assets invested in a Region Country (collectively, "Region Country Issuers"). For purposes of these investment policies, Region Countries include Vietnam, China, Hong Kong, India, Indonesia, Malaysia, Myanmar, the Philippines, Singapore, South Korea, Taiwan and Thailand, as well as any other countries in the same geographic region that may be approved for investment by the Board of Directors in the future.

The Fund invests in equity and debt securities of Region Country Issuers as appropriate opportunities arise. In seeking to invest at least 65 percent of its assets in Region Country Issuers, the Fund's focus is to invest in equity and debt securities of Vietnam Issuers to the extent attractive investment opportunities are available. A "Vietnam Issuer" is a company (i) that is organized under the laws of, or has a principal office in, Vietnam; (ii) for which the principal equity securities trading market is in Vietnam; or (iii) that derives at least 50 percent of its revenues or profits from goods produced or sold, investments made, or services performed in Vietnam or that has at least 50 percent of it assets invested in Vietnam. To the extent that the Investment Manager is unable to find Vietnam Issuers that it considers attractive investment opportunities for the Fund, the Fund's assets will be invested in equity and debt securities of other Region Country Issuers. The amount invested in any one Region Country at any time will depend on market conditions and the Investment Manager's assessment of available investments. The Fund will not be limited in the percentage of its assets that can be invested in any one Region Country. It is anticipated, but there can be no assurance, that the Fund may eventually have a significant portion of its assets invested in securities of Vietnam Issuers.

The adoption of these policies does not lower the Fund's risk profile. The risks of investing in the Southeast Asia region are similar in many respects to the risks of investing in Vietnam. The markets in which the Fund will invest are volatile, and the Fund's investments will be subject to the risk of currency fluctuation and local political, economic and social conditions. Recent currency and economic crises in several Asian countries have had a severe impact on many Asian stock markets. The Fund will continue to be subject to the risks of investing in foreign markets generally,


                                                                               5

PAGE
and to the added risks of investing in emerging markets. Additional risks of investment in emerging markets include: (i) a lower level of social, political and economic stability; (ii) the smaller size and lower volume of trading in the securities markets in such countries, which may result in a lack of liquidity and in greater price volatility; (iii) certain foreign national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire investment in that market; (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) higher rates of inflation; (vi) differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about certain issuers; (vii) the fact that statistical information regarding the economy of certain countries may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (viii) less extensive regulation of securities markets; and (ix) risks regarding the maintenance of Fund portfolio securities and cash with foreign subcustodians and depositories. An investment in the Fund should continue to be viewed as speculative.

VOLUNTARY MANAGEMENT FEE WAIVER. In the light of the changes to the Fund's investment policies and its reduced asset level, the Investment Manager has put into effect a voluntary fee waiver that reduces the Fund's investment management fee from 1.5% to 1.35% of the Fund's average weekly net assets, effective August 1, 1998. This fee waiver may be terminated upon notice to the Board of Directors. The Fund's total return will benefit to the extent of such voluntary fee waiver so long as it remains in effect.


6

PAGE
IMPORTANT NOTICE TO SHAREHOLDERS

INTRODUCTION OF THE EURO. On January 1, 1999, the European Monetary Union (EMU) plans to introduce a new single currency, the Euro, which will replace the national currency for participating member countries. If the Fund holds investments in countries with currencies replaced by the Euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

The process to establish the Euro may result in market volatility. It is not possible to predict the impact of the Euro on the business or financial condition of European issuers or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

Franklin Resources, Inc. has created an interdepartmental team to handle all Euro-related changes to enable the Franklin Templeton Funds to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Fund will not be adversely affected, the manager and its affiliated service providers are taking steps that they believe are reasonably designed to address the Euro issue.

THE YEAR 2000 ISSUE. The Fund's business operations use a worldwide network of computer systems. Many of them have date fields that use two digits to represent the date and these systems must be replaced or modified, so that they can distinguish the year 1900 from the year 2000 (commonly referred to as the Year 2000 bug).

When the year 2000 arrives, the Fund's operations could be affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the Fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker/dealers or foreign markets are not ready for the year 2000.

The Fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to get ready for Year 2000. Of course, the Fund's ability to reduce the effects of Year 2000 issues is also very much dependent upon the efforts of third parties.

In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Fund's manager takes into consideration. It will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside the U.S., and in particular in emerging markets, may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. Like with many other matters, the manager, of course, cannot audit each portfolio company and its major suppliers, and so cannot verify their Year 2000 readiness. If the value of a Fund investment is adversely affected by a Year 2000 problem, the net asset value of the Fund will be affected as well.


                                                                               7

PAGE
PERFORMANCE SUMMARY



In market-price terms, Templeton Vietnam and Southeast Asia Fund posted a -37.09% cumulative total return for the six-month period ended September 30, 1998. Based on the change in net asset value (in contrast to market price), the Fund posted a -32.86% cumulative total return for the same period. Both total return figures assume reinvestment of distributions, if any, in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $3.0625 per share, from $8.25 on March 31, 1998, to $5.1875 on September 30, 1998, while the net asset value decreased $2.98 per share, from $9.07 to $6.09.

During the reporting period, shareholders did not receive any distributions. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities or other investments in the portfolio, as well as the level of the Fund's operating expenses.



Past performance is not predictive of future results.


8

PAGE
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND
Periods ended 9/30/98

                                                                    SINCE
                                                                  INCEPTION
                                          1-YEAR       3-YEAR     (9/8/94)
----------------------------------------------------------------------------
 Cumulative Total Return(1)
   Based on change in net asset value      -52.50%     -51.99%    -52.87%
   Based on change in market price         -53.95%     -58.80%    -62.24%
 Average Annual Total Return(2)
   Based on change in net asset value      -52.50%     -21.68%    -16.90%
   Based on change in market price         -53.95%     -25.57%    -21.31%


1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan, and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Effective August 1, 1998, the Fund's Investment Manager has agreed to reduce its fees to 1.35% of the Fund's average weekly net assets. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors. From October 1, 1994 through September 30, 1995, fee waivers by the Fund's Investment Manager increased the Fund's total return. If the Investment Manager had not taken this action, the Fund's total return would have been lower.

As a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a high degree of business and financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market.


Past performance is not predictive of future results.


                                                                               9

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Highlights

                                                      SIX MONTHS ENDED                      YEAR ENDED MARCH 31,
                                                     SEPTEMBER 30, 1998      --------------------------------------------------
                                                        (UNAUDITED)            1998          1997          1996         1995+
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period...........                $9.07           $14.05        $13.91        $13.09        $14.10
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)..................               (.02)               .09           .29           .36           .13
 Net realized and unrealized gains (losses)....              (2.96)             (4.86)          .21           .91         (1.00)
                                                     --------------------------------------------------------------------------
Total from investment operations...............              (2.98)             (4.77)          .50          1.27          (.87)
                                                     --------------------------------------------------------------------------
Underwriting expenses deducted from capital....                 --                 --            --            --          (.09)
Tender offer expenses deducted from capital....                 --               (.04)           --            --            --
Less distributions from:
 Net investment income.........................                 --               (.13)         (.31)         (.38)         (.05)
 Net realized gains............................                 --               (.03)         (.05)         (.07)           --
 Tax return of capital.........................                 --               (.01)           --            --            --
                                                     --------------------------------------------------------------------------
Total distributions............................                 --               (.17)         (.36)         (.45)         (.05)
                                                     --------------------------------------------------------------------------
Net asset value, end of period.................              $6.09              $9.07        $14.05        $13.91        $13.09
                                                     ==========================================================================
Total Return*
 Based on market value per share...............           (37.09)%           (25.14)%      (10.87)%        22.11%      (26.33)%
 Based on net asset value per share............           (32.86)%           (34.10)%         4.03%         9.80%       (6.74)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)..............            $28,502            $42,437      $113,214      $112,073      $105,306
Ratios to average net assets:
 Expenses......................................              3.22%**            2.23%         1.82%         1.47%         1.72%**
 Expenses, excluding waiver and payments by
   affiliate...................................              3.23%**            2.23%         1.82%         1.47%         1.72%**
 Net investment income (loss)..................             (.58)%**             .91%         2.04%         2.62%         1.81%**
Portfolio turnover rate........................              4.44%             89.42%        20.16%         4.01%        11.77%

*Total return is not annualized.
**Annualized.
+For the period September 8, 1994 (commencement of operations) to March 31,
1995.
                       See Notes to Financial Statements.
 10

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS 61.1%
AUTOMOBILES .7%
Cycle & Carriage Ltd. ......................................    Singapore            1,000     $     1,620
Oriental Holdings Bhd. .....................................     Malaysia          111,000         106,617
Qingling Motors Co. Ltd., H.................................      China            402,000          77,822
                                                                                               -----------
                                                                                                   186,059
                                                                                               -----------
BANKING 8.4%
Bangkok Bank Public Co. Ltd. ...............................     Thailand          795,800         468,058
Bank of Ayudhya Public Co. Ltd., fgn. ......................     Thailand          133,000          18,841
Overseas Chinese Banking Corp. Ltd., fgn. ..................    Singapore           40,000         100,671
Philippine Commercial International Bank Inc. ..............   Philippines         100,000         224,000
Philippine National Bank....................................   Philippines          75,000          52,286
Public Bank Bhd., fgn. .....................................     Malaysia        1,112,000         244,439
Siam Commercial Bank Ltd., fgn. ............................     Thailand        1,603,480         415,777
Siam Commercial Bank Ltd., loc. ............................     Thailand          299,986          75,888
Thai Farmers Bank Public Co. Ltd. ..........................     Thailand          960,000         534,278
Thai Military Bank Ltd., fgn. ..............................     Thailand        1,223,900         147,066
United Overseas Bank Ltd., fgn. ............................    Singapore           41,000         119,736
                                                                                               -----------
                                                                                                 2,401,040
                                                                                               -----------
BEVERAGES & TOBACCO 5.9%
Asia Pacific Breweries Ltd. ................................    Singapore           31,000          55,019
British American Tobacco Co. Ltd. ..........................    Singapore          235,000         401,733
Carnaudmetalbox Asia Ltd. ..................................    Singapore          170,000         135,721
Fraser and Neave Ltd. ......................................    Singapore            1,000           2,149
PT Gudang Garamm............................................    Indonesia          695,000         371,857
Rothmans Industries Ltd. ...................................    Singapore          163,000         691,785
Tsingtao Brewey Co., H......................................      China            156,000          17,717
                                                                                               -----------
                                                                                                 1,675,981
                                                                                               -----------
BUILDING MATERIALS & COMPONENTS 5.3%
Siam Cement Public Co. Ltd., loc. ..........................     Thailand          224,900       1,308,550
Siam Cement Public Co. Ltd., fgn. ..........................     Thailand           22,200         213,408
                                                                                               -----------
                                                                                                 1,521,958
                                                                                               -----------
CHEMICALS 1.4%
PT Unggul Indah Corp. ......................................    Indonesia        3,449,600         169,256
Reliance Industries Ltd., GDR...............................      India             10,600          57,240
Shanghai Petrochemical Co. Ltd., H..........................      China            836,000          85,235
Thai Petrochemical Industry Public Co. Ltd., fgn. ..........     Thailand        1,138,000          86,365
                                                                                               -----------
                                                                                                   398,096
                                                                                               -----------

                                                                              11

PAGE
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
CONSTRUCTION & HOUSING 2.0%
Italian-Thai Development Public Co. Ltd., fgn. .............     Thailand          409,900     $   217,756
*Sino-Thai Engineering & Construction Public Co., fgn. .....     Thailand          101,500          10,271
YTL Corp. Bhd. .............................................     Malaysia          473,000         336,788
                                                                                               -----------
                                                                                                   564,815
                                                                                               -----------
ELECTRICAL & ELECTRONICS
Samsung Display Devices Ltd. ...............................   South Korea             200           4,674
Samsung Display Devices Ltd., rts. .........................   South Korea              34             232
                                                                                               -----------
                                                                                                     4,906
                                                                                               -----------
FOOD & HOUSEHOLD PRODUCTS 3.3%
Boustead Holdings Bhd. .....................................     Malaysia            8,000           4,052
Charoen Pokphand Feedmill Public Co. Ltd. ..................     Thailand          171,663         117,250
Charoen Pokphand Feedmill Public Co. Ltd., fgn. ............     Thailand          135,737          97,004
Golden Resources Development International Ltd. ............    Hong Kong        5,749,000         274,522
Ng Fung Hong Ltd. ..........................................    Hong Kong           40,000          33,813
PT Indofoods Sukses Makmurr.................................    Indonesia          350,000          52,336
Saha Pathanapibul Co. Ltd. .................................     Thailand           71,100          61,154
San Miguel Corp., B.........................................   Philippines         188,000         242,789
Serm Suk Public Co. Ltd. ...................................     Thailand           15,700          54,412
                                                                                               -----------
                                                                                                   937,332
                                                                                               -----------
FOREST PRODUCTS & PAPER .1%
Asia Pulp & Paper Co. Ltd., ADR.............................    Indonesia            2,600          13,813
                                                                                               -----------
INSURANCE .5%
Bangkok Insurance Public Co. Ltd. BKI.......................     Thailand           55,000         141,918
                                                                                               -----------
LEISURE & TOURISM 1.8%
Dusit Thani Public Company Ltd., fgn. ......................     Thailand          529,000         388,085
Genting Bhd. ...............................................     Malaysia           50,400          84,898
Resorts World Bhd. .........................................     Malaysia           38,000          30,870
                                                                                               -----------
                                                                                                   503,853
                                                                                               -----------
MERCHANDISING 1.9%
*Siam Makro Public Company Ltd., fgn. ......................     Thailand          342,000         536,403
                                                                                               -----------
METALS & MINING 3.2%
Hindalco Industries Inc., GDR...............................      India              5,700          63,128
Natsteel Ltd. ..............................................    Singapore        1,102,000         811,112
PT Timah TBK................................................    Indonesia           98,000          42,818
                                                                                               -----------
                                                                                                   917,058
                                                                                               -----------
MISC MATERIALS & COMMODITIES
Golden Hope Plantations Bhd. ...............................     Malaysia            5,000           2,831
                                                                                               -----------

 12

PAGE
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 14.1%
Ayala Corp., B..............................................   Philippines       1,023,000     $   115,745
China Resources Enterprises Ltd. ...........................      China          1,114,000       1,013,577
Citic Pacific Ltd. .........................................    Hong Kong          510,000         895,141
Hong Leong Industries Bhd. .................................     Malaysia          102,000          45,331
Hutchison Whampoa Ltd. .....................................    Hong Kong          206,000       1,084,700
Jardine Matheson Holdings Ltd. .............................    Hong Kong          175,000         358,750
Larsen and Toubro Ltd., GDR reg S...........................      India              7,700          63,140
Perlis Plantations Bhd. ....................................     Malaysia          416,000         333,973
*Saha Union Public Co. Ltd. ................................     Thailand            1,000             304
*Saha Union Public Co. Ltd., fgn. ..........................     Thailand          339,000         105,053
Sembawang Corp. Ltd. .......................................    Singapore            1,000           1,668
                                                                                               -----------
                                                                                                 4,017,382
                                                                                               -----------
REAL ESTATE 8.4%
Belle Corp. ................................................   Philippines      14,404,000         263,387
China Overseas Land & Investment Ltd. ......................    Hong Kong        2,290,000         227,567
City Developments Ltd. .....................................    Singapore           27,500          60,397
First Capital Corp. Ltd. ...................................    Singapore           40,000          11,872
Henderson China Holdings Ltd. ..............................    Hong Kong           10,000           2,872
Lim Kah Ngam Ltd. ..........................................    Singapore        1,150,000         252,567
New World Development Co. Ltd. .............................    Hong Kong          398,000         534,194
Sun Hung Kai Properties Ltd. ...............................    Hong Kong          291,000       1,030,903
United Industrial Corporation Ltd. .........................    Singapore            1,000             291
United Overseas Land Ltd. ..................................    Singapore            1,000             404
                                                                                               -----------
                                                                                                 2,384,454
                                                                                               -----------
RECREATION & OTHER CONSUMER GOODS .1%
*KTP Holdings Ltd., wts. ...................................    Hong Kong          101,250             131
Tanjong Plc. ...............................................     Malaysia           38,000          33,776
                                                                                               -----------
                                                                                                    33,907
                                                                                               -----------
TELECOMMUNICATIONS 1.6%
Jasmine International Public Co. Ltd., fgn. ................     Thailand          500,000         170,756
PT Indosat..................................................    Indonesia           95,000          51,273
PT Telekomunikasi Indonesia (Persero), B....................    Indonesia           99,000          14,110
Total Access Communication Public Co. Ltd. .................     Thailand          180,000         119,700
United Communications Industries, fgn. .....................     Thailand          315,500          97,771
                                                                                               -----------
                                                                                                   453,610
                                                                                               -----------
TEXTILES & APPAREL 1.3%
*Hua Thai Manufacturing Public Co. Ltd. ....................     Thailand          259,400         380,602
                                                                                               -----------
TRANSPORTATION 1.1%
Keppel Corp., Ltd. .........................................    Singapore           46,000          54,336
Thai Airways International Public Co. Ltd., fgn. ...........     Thailand          326,600         268,518
                                                                                               -----------
                                                                                                   322,854
                                                                                               -----------

                                                                              13

PAGE
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 1998 (UNAUDITED) (CONT.)

                                                                 COUNTRY         SHARES           VALUE
                                                                 --------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS
Korea Electric Power Corp. .................................   South Korea             400     $     5,551
                                                                                               -----------
TOTAL COMMON STOCKS (COST $41,115,415)......................                                    17,404,423
                                                                                               -----------
DIRECT EQUITY INVESTMENTS 24.9%
REAL ESTATE 14.7%
(R)+*Mayfair Hanoi, Ltd., 30% equity interest owned through
  HEA Holdings Ltd., a wholly owned investment acquired
  10/31/96..................................................     Vietnam                         4,200,625
                                                                                               -----------
LEISURE & TOURISM 10.2%
(R)+*Indotel Ltd., acquired 11/22/96........................     Vietnam           900,000       2,899,980
                                                                                               -----------
TOTAL DIRECT EQUITY INVESTMENTS (COST $14,702,155)..........                                     7,100,605
                                                                                               -----------
                                                                                PRINCIPAL
                                                                                AMOUNT**
                                                                               -----------
SHORT TERM INVESTMENTS (COST $4,188,000) 14.7%
U.S. Treasury Bills, 4.51% to 5.09% with maturities to
  1/7/99....................................................  United States    $ 4,215,000       4,192,096
                                                                                               -----------
TOTAL INVESTMENTS (COST $60,005,570) 100.7%.................                                    28,697,124
OTHER ASSETS, LESS LIABILITIES (.7%)........................                                      (194,803)
                                                                                               -----------
TOTAL NET ASSETS 100.0%.....................................                                   $28,502,321
                                                                                               ===========

*Non-Income producing.
**Securities traded in U.S. dollars.
+See note 6 regarding Holdings of 5% voting Securities.
(R)See note 7 regarding restricted securities.
                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $60,005,570).....    $ 28,697,124
 Cash.......................................................          86,487
 Receivables:
  Investment securities sold................................         187,749
  Dividends.................................................          34,905
                                                                ------------
      Total assets..........................................      29,006,265
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................           2,850
  To affiliates.............................................          28,657
 Accrued expenses...........................................         472,437
                                                                ------------
      Total liabilities.....................................         503,944
                                                                ------------
Net assets, at value........................................    $ 28,502,321
                                                                ============

Net assets consist of:
 Distributions in excess of net investment income...........    $    (95,418)
 Net unrealized depreciation................................     (31,308,446)
 Accumulated net realized loss..............................     (26,323,099)
 Capital shares.............................................      86,229,284
                                                                ------------
Net assets, at value........................................    $ 28,502,321
                                                                ============
Net asset value per share ($28,500,771 / 4,681,173 shares
  outstanding)..............................................           $6.09
                                                                ============

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $42,769)
 Dividends..................................................    $   169,290
 Interest...................................................        266,967
                                                                -----------
      Total investment income...............................                      $    436,257
                                                                                  ------------
Expenses:
 Management fees (Note 3)...................................        244,571
 Administrative fees (Note 3)...............................         54,797
 Custodian fees.............................................          5,000
 Reports to shareholders....................................         80,000
 Registration and filing fees...............................          9,000
 Professional fees..........................................        129,500
 Directors' fees and expenses...............................          4,000
 Amortization of organization costs.........................          2,196
 Other......................................................          4,161
                                                                -----------
      Total expenses........................................                           533,225
      Expenses waived/paid by affiliate (Note 3)............                            (1,550)
                                                                                  ------------
          Net expenses......................................                           531,675
                                                                                  ------------
            Net investment income...........................                           (95,418)
                                                                                  ------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (5,878,829)
  Foreign currency transactions.............................        (42,192)
                                                                -----------
      Net realized loss.....................................                        (5,921,021)
      Net unrealized depreciation on Investments............                        (7,918,386)
                                                                                  ------------
Net realized and unrealized loss............................                       (13,839,407)
                                                                                  ------------
Net decrease in net assets resulting from operations........                      $(13,934,825)
                                                                                  ------------
                                                                                  ------------

                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED
                                                                SEPTEMBER 30, 1998         YEAR ENDED
                                                                   (UNAUDITED)           MARCH 31, 1998
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..............................       $    (95,418)          $    811,473
  Net realized loss from investments and foreign currency
    transactions............................................         (5,921,021)           (20,388,614)
  Net unrealized depreciation on investments................         (7,918,386)           (23,246,973)
                                                                ---------------------------------------
    Net decrease in net assets resulting from operations....        (13,934,825)           (42,824,114)
 Distributions to shareholders from:
  Net investment income.....................................                 --             (1,021,093)
  Net realized gains........................................                 --               (257,328)
  Return of capital.........................................                 --               (131,834)
 Capital share transactions (Note 2)........................                 --            (26,542,633)
                                                                ---------------------------------------
    Net decrease in net assets..............................        (13,934,825)           (70,777,002)
Net assets:
 Beginning of period........................................         42,437,146            113,214,148
                                                                ---------------------------------------
 End of period..............................................       $ 28,502,321           $ 42,437,146
                                                                ---------------------------------------
                                                                ---------------------------------------
Distributions in excess of net investment income included in net assets:
 End of period..............................................       $    (95,418)          $         --
                                                                ---------------------------------------
                                                                ---------------------------------------

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Vietnam and Southeast Asia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund formerly sought long-term capital appreciation by investing in the equity and debt securities of Vietnam companies and Vietnam-Related Companies, as defined in the Fund's prospectus. On April 23, 1998, the shareholders voted to modify the Fund's investment policies to require at least 65% of the Fund's total assets to be invested in equity and debt securities of Vietnam and other Southeast Asian countries and to change the name of the Fund to Templeton Vietnam and Southeast Asia Fund, Inc. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 18

PAGE
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On January 20, 1998, the Fund completed a tender offer of 3,377,430 shares of its common stock. The cost of the shares tendered and related offering expenses of $26,242,633 and $300,000, respectively, were charged to capital shares. During the six months ended September 30, 1998, there were no share transactions.

At September 30, 1998, there were 100,000,000 shares authorized ($0.01 par value).

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.5% per year of the average weekly net assets of the Fund. From its investment management fee, TAML pays a shareholder servicing agent fee to Paine Webber of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets.

Effective August 1, 1998, TAML agreed to reduce its investment management fee to an annual rate of 1.35% of the Fund's average weekly net assets, as reflected in the Statement of Operations. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors.

Legal fees of $107,500 were paid to a law firm in which a partner is an officer of the Fund.

Three individuals have brought actions against the Fund's investment manager and certain of its affiliates, Fund officers and directors seeking to recover damages in connection with the Fund's tender offer and certain investments of the Fund. The Fund has been named as a nominal defendant in these actions; however, no damages are being sought against the Fund. The investment manager and its affiliates strongly believe that the claims made in these actions are without merit and intend to vigorously defend against these actions.

                                                                              19

PAGE
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES

At September 30, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $66,380,478 was as follows:

Unrealized appreciation.....................................    $    408,585
Unrealized depreciation.....................................     (38,091,939)
                                                                ------------
Net unrealized depreciation.................................    $(37,683,354)
                                                                ============

At March 31, 1998 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire in:

2006........................................................    $   501,487
2007........................................................     13,411,556
                                                                -----------
                                                                $13,913,043
                                                                ===========

Net realized capital gains differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales and losses realized on the sale of securities subsequent to October 31.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1998 aggregated $9,903,969 and $1,077,342, respectively.

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at September 30, 1998 were $7,100,605.

                                 NUMBER OF                                NUMBER OF
                                SHARES HELD      GROSS       GROSS       SHARES HELD         VALUE        DIVIDEND INCOME
NAME OF ISSUER                 MAR. 31, 1998   ADDITIONS   REDUCTIONS   SEPT. 30, 1998   SEPT. 30, 1998   3/31/98-9/30/98
-------------------------------------------------------------------------------------------------------------------------
Mayfair Hanoi, Ltd., 30%
  equity interest owned
  through HEA Holdings
  Ltd. ......................          --         --          --                --         $4,200,625           --
Indotel Ltd..................     900,000         --          --           900,000          2,899,980           --
                                                                                         --------------------------------
TOTAL AFFILIATES.............                                                              $7,100,605           $--
                                                                                         --------------------------------
                                                                                         --------------------------------

                               REALIZED
                                CAPITAL
NAME OF ISSUER                   GAINS
-----------------------------
Mayfair Hanoi, Ltd., 30%
  equity interest owned
  through HEA Holdings
  Ltd. ......................     --
Indotel Ltd..................     --
                                ------
TOTAL AFFILIATES.............     $--
                                ======

 20

PAGE
TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (unaudited) (continued)

7. DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may, to the extent consistent with its investment policies invest up to 65% of its total net assets in direct equity investments. These investments typically take the form of a business corporation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they may be less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic, and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $7,100,605 (24.9% of net assets) at September 30, 1998.

                                                                              21

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
(formerly known as Templeton Vietnam Opportunities Fund, Inc.)
Annual Meeting of Shareholders, April 23, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida, on April 23, 1998. The purpose of the meeting was to elect four Directors of the Fund; to approve or reject (i) an amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and (ii) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc."; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1998; and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Edith E. Holiday.* Shareholders approved (i) the amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and (ii) the corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc." Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2000:                          FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton............................................   3,037,355        64.88%          146,810         3.14%
Nicholas F. Brady...........................................   3,032,090        64.77%          152,075         3.25%
S. Joseph Fortunato.........................................   3,036,286        64.86%          147,879         3.16%
Edith E. Holiday............................................   3,032,217        64.77%          151,948         3.25%

2. The approval or rejection of (i) an amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and
(ii) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc.":

               % OF                    % OF                    % OF                        % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING   BROKER NON-   OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES         VOTES        SHARES
---------------------------------------------------------------------------------------------------
 2,441,921    52.17%       53,423      1.14%       72,588      1.55%        616,233       13.16%

3. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1998:

               % OF                    % OF                    % OF                        % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING   BROKER NON-   OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES         VOTES        SHARES
---------------------------------------------------------------------------------------------------
 3,045,018    65.05%       22,863      0.49%      116,282      2.48%           2           0.00%

*Harmon E. Burns, Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 22

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Dividend Reinvestment Plan

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              23

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

SHAREHOLDER INFORMATION

Shares of Templeton Vietnam and Southeast Asia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in the New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific Time any business day at 1-800-DIAL BEN(R) (1-800-342-5236).

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Vietnam and Southeast Asia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 24

PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           09/98


PAGE
TEMPLETON VIETNAM AND
SOUTHEAST ASIA FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
ChaseMellon Shareholders Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTVF S98 11/98                    [RECYCLE LOGO] Printed on recycled paper